EXHIBIT 10.1


                                VOTING AGREEMENT

     VOTING AGREEMENT made this 5th day of March, 2000 (the "Agreement"), between Irwin D. Simon (the "Stockholder"), in his capacity as a stockholder of The Hain Food Group, Inc., a Delaware corporation (the "Company"), and Celestial Seasonings, Inc., a Delaware corporation ("Celestial").

                                          R E C I T A L S

     Concurrently with the execution of this Agreement, Celestial and the Company have entered into a Merger Agreement dated as of the date of this Agreement (the "Merger Agreement") pursuant to which a subsidiary of the Company to be formed will merge with and into Celestial (the "Merger"). The transactions contemplated by the Merger Agreement are collectively referred to as the "Transactions."

     In order to induce Celestial to enter into the Merger Agreement with the Company, Celestial has requested, and the Stockholder has agreed, that the Stockholder enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                                Voting Agreement
         The Stockholder hereby agrees with Celestial as follows:

     1.1. Voting of Shares. (a) At any meeting of the stockholders of the Company, however called, at every adjournment of any such meeting, and in connection with any written consent of the stockholders of the Company, the Stockholder will cause all of his Shares to be voted, during the term of this Agreement, in favor of (i) the Merger and the approval and adoption of the Merger Agreement, and (ii) all other Transactions as to which stockholders of the Company are called upon to vote.

     For purposes of this Agreement, (i) "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof, and (ii) "Shares" shall mean any and all shares of capital stock of the


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Company which are entitled to vote in any election of the board of directors of the Company now owned and/or subsequently acquired by the Stockholder through purchase, gift, stock splits, stock dividends and the exercise of stock options.

     (b) The Stockholder agrees that during the term of this Agreement, the Stockholder shall attend or otherwise participate in all duly called stockholder meetings and any adjournments of such meetings and in all actions by written consent of stockholders in which the Merger or any Transaction is being considered.

     (c) The parties hereto agree and acknowledge that nothing in this Article I or any other part of this Agreement shall be construed as requiring the Stockholder to propose, endorse, approve or recommend the Merger Agreement or the transactions contemplated thereby in the Stockholder's capacity as a director of the Company in any manner inconsistent with his fiduciary duties as director.

     1.2. No Proxies or Encumbrances. The Stockholder shall not (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Shares in a manner which would be inconsistent with the provisions of this Agreement, (ii) sell, assign, transfer, encumber or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of his Shares or any interest therein except (A) for Permitted Transfers to Permitted Transferees (as such terms are defined below) or (B) any other disposition by the Stockholder of up to 100,000 of his Shares in the aggregate or (iii) seek or solicit any of the foregoing. For purposes of this Agreement, (i) "Permitted Transferee" means any Person controlled, directly or indirectly, by Stockholder, Stockholder's spouse and children, and any trust for the benefit of Stockholder, Stockholder's spouse or children, and (ii) each transfer to a Permitted Transferee shall constitute a "Permitted Transfer" only if it is a:

     (i) transfer to a Permitted Transferee and, in the case of a Permitted Transferee, transfer to the Stockholder or to other Permitted Transferees of Stockholder; provided that, any such Permitted Transferee shall enter into a supplement to this Agreement, consented to in writing by Celestial, agreeing to be bound by the terms of this Agreement; or

     (ii) pledge to a bank or securities firm of Stockholder's Shares securing a bona fide loan; provided that the pledge agreement with the pledgee shall provide that the Stockholder shall continue at all times to have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to such


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pledged Shares; and provided further that any pledge agreement that Stockholder enters into shall provide that the pledgee shall give written notice to Celestial at least 10 days prior to the date such pledgee takes any action to exercise any remedies with respect to such Shares;

provided that no such transfer is in violation of applicable federal or state securities laws.

                                    ARTICLE 2

                         Representations and Warranties

     The Stockholder represents and warrants to Celestial as follows:

     2.1. Valid Title. The Stockholder is the true and lawful owner of 100% of the Shares set forth next on the signature page to this Agreement, with full power to vote and dispose of such Shares, and there are no restrictions on the Stockholder's voting rights or rights of disposition pertaining to such Shares which would be inconsistent with this Agreement or interfere with Stockholder's performance of this Agreement.

     2.2. Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby, do not and will not contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any material right or obligation of the Stockholder or to a loss of any material benefit of the Stockholder under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding on the Stockholder.

     2.3. Authorization. The execution, delivery and performance by the Stockholder of this Agreement are within the Stockholder's powers and have been duly authorized by all necessary actions.

     2.4. Binding Effect. This Agreement constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

     2.5. No Other Shares. The number of Shares set forth on the signature page to this Agreement are the only Shares owned by the Stockholder.


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                                    ARTICLE 3

                                  Miscellaneous

     3.1. Notices. All notices, requests and other communications to any party hereunder shall be deemed to have been duly given when delivered in person, by telegram, facsimile or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature pages hereto.

     3.2. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     3.3. Termination. This Agreement shall automatically terminate upon termination of the Merger Agreement in accordance with its terms.

     3.4. Severability. If any provision of this Agreement or the application of such provision to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

     3.5. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

     3.6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (and, in the case of the


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Stockholder, the heirs and executors of the Stockholder); provided that, except as permitted by Section 1.2 or by will or intestacy, no party may assign, delegate or otherwise transfer all or any of his or its rights or obligations under this Agreement without the consent of the other party hereto.

     3.7. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received counterparts (or signature pages) hereof signed by all of the other parties.

     3.8. Governing Law; Specific Performance. The terms of this Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to principles of conflict of laws). Each of the parties acknowledges and agrees that the parties' respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, each agrees that, in the event of a breach or threatened breach by any party of the provisions of this Agreement, in addition to any remedies at law, each party, without posting any bond, shall be entitled to seek equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

     3.9. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     3.10. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to its Shares and shall be binding upon any Person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

     3.11. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked prior to termination of this Agreement in accordance with Section 3.3, except by written consent of Celestial.



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed by their respective authorized officers or representatives, as of the day and year first above written.

                                    Celestial Seasonings, Inc.


                                    By:   /s/ Mo Siegel
                                    Its:  Chairman
                                          --------------------------------

                                    Address:  4600 Sleepytime Drive
                                              Boulder, CO  80301-3292

                                    Stockholder:


                                    /s/ Irwin D. Simon
                                    --------------------------------
                                    Irwin D. Simon

                                    Number of Shares Owned: 705,378
                                                            -------

                                    Address: 50 Charles Lindbergh Boulevard,
                                             Uniondale, New York 11553



VotingAgmt2.